                                                                    EXHIBIT 99.a

                        AMERICAN CENTURY MUNICIPAL TRUST

             AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
                        AS AMENDED THROUGH MARCH 26, 2004

     Section 1.  Determination of Net Asset Value, Net Income,

     Section 1.  Trustees, Shareholders, etc. Not Personally
                 Liable; Notice...............................................16
     Section 2.  Trustee's Good Faith Action, Expert Advice,

                        AMERICAN CENTURY MUNICIPAL TRUST

             AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
                       (AS AMENDED THROUGH MARCH 26, 2004)

     AGREEMENT AND DECLARATION OF TRUST made at Palo Alto, California on the 1st day of May,  1984, as amended and restated,  is further  amended and restated in its entirety by the Trustees hereunder.

     WHEREAS the Trustees  desire and have agreed to manage all property  coming into their hands as trustees of a  Massachusetts  business  trust in  accordance with the provisions hereinafter set forth.

     NOW,  THEREFORE,  the  Trustees  hereby  direct  that  this  Agreement  and
Declaration  of  Trust  be  filed  with the  Secretary  of The  Commonwealth  of
Massachusetts and do hereby declare that they will hold all cash, securities and other assets, which they may from time to time acquire in any manner as Trustees hereunder, IN TRUST, and manage and dispose of the same upon the following terms and conditions for the pro rata benefit of the holders of Shares in this Trust.

                                    ARTICLE I
                              NAME AND DEFINITIONS

SECTION 1.  NAME

This Trust  shall be known as the  "American  Century  Municipal  Trust" and the
Trustees  shall  conduct the  business of the Trust under that name or any other name as they may from time to time determine.

SECTION 2.  DEFINITIONS

Whenever used herein,  unless otherwise  required by the context or specifically provided:

(a)  The "1940 Act" shall mean the Investment  Company Act of 1940 and the Rules and Regulations thereunder, all as amended from time to time;

(b)  "Bylaws" shall mean the Bylaws of the Trust as amended from time to time;

(c)  "Class"  shall  mean any  class of  Shares of any  Series  established  and designated  under or in  accordance  with the  provisions  of Article  III,
     Section 6.

(d)  "Commission"   shall  mean  the  United  States   Securities  and  Exchange
     Commission;

(e)  "Declaration  of Trust" shall mean this Amended and Restated  Agreement and
     Declaration of Trust, as further amended or restated from time to time;

(f)  "Independent  Trustee"  shall  mean a  Trustee  who  is not an  "interested person" as defined in the 1940 Act.

(g)  "Series" shall mean each series of Shares  established and designated under or in accordance  with the  provisions  of Article III.  Present and future separate "Series" in the Trust may be referred to as "Portfolios" and these terms may be used  alternatively in future  publications and communications sent to investors.

(h)  "Shareholder" shall mean a record owner of Shares;

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(i)  "Shares"  shall mean the equal  proportionate  units of interest into which the beneficial  interest in the Trust  property  belonging to any Series of the Trust and/or any Class of any Series (as the context may require) shall be divided from time to time;

(j)  "Trust" shall mean the  Massachusetts  business  trust  established by this
     Agreement and Declaration of Trust, as amended from time to time; and

(k)  "Trustees"  shall mean the Trustees of the Trust named in Article IV hereof or elected or appointed in accordance with such Article;

                                   ARTICLE II
                                PURPOSE OF TRUST

The purpose of the Trust is to provide  investors a managed  investment  company registered under the 1940 Act and investing one or more portfolios  primarily in securities and debt instruments.

                                   ARTICLE III
                                     SHARES

SECTION 1.  DIVISION OF BENEFICIAL INTEREST

The  beneficial  interest  in the Trust  shall at all times be  divided  into an unlimited  number of Shares,  without par value, but the Trustees shall have the authority  from time to time to issue  Shares in one or more Series as they deem necessary or  desirable  (each of which  Series of Shares  shall  represent  the beneficial interest in a separate and distinct sub-trust of the Trust).  Subject to the provisions of Section 6 of this Article III, each Share shall have voting rights as provided in Article V hereof,  and holders of the Shares of any Series shall be  entitled  to receive  dividends,  when and as  declared  with  respect thereto in the manner provided in Article VI, Section 1 hereof.  No Shares shall have any  priority  or  preference  over any other Share of the same Series with respect to dividends or  distributions  upon termination of the Trust or of such
Series made  pursuant  to Article  VIII,  Section 4 hereof.  All  dividends  and distributions  shall be made  ratably  among all  Shareholders  of a  particular
Series  from the assets  belonging  to such  Series  according  to the number of
Shares of such Series held of record by each  Shareholder on the record date for any  dividend or on the date of  termination,  as the case may be.  Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities  issued by the Trust or any Series.  The Trustees may from time to time divide or combine the Shares of any particular  Series into a greater or
lesser  number  of  Shares  of  that  Series   without   thereby   changing  the
proportionate  beneficial  interest  of the Shares of that  Series in the assets belonging  to that  Series or in any way  affecting  the rights of Shares of any other  Series.  Shareholders  shall  have no right to demand  payment  for their shares or to any other rights of dissenting  shareholders in the event the Trust
participates  in  any  transaction   which  would  give  rise  to  appraisal  or
dissenter's  rights by a shareholder  of a corporation  organized  under Chapter
156B of the General Laws of the Commonwealth of Massachusetts, or otherwise.

SECTION 2.  OWNERSHIP OF SHARES

The  ownership  of  Shares  shall be  recorded  on the  books of the  Trust or a transfer  or  similar  agent for the  Trust,  which  books  shall be  maintained separately for the Shares of each Series. No

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certificates  certifying  the  ownership of Shares shall be issued except as the
Trustees may otherwise  determine from time to time. The Trustees may, from time to time, make such rules as they consider appropriate for the transfer of Shares of each Series and similar matters. The record books of the Trust as kept by the
Trust or any transfer or similar agent,  as the case may be, shall be conclusive as to who are the  Shareholders of each Series and as to the number of Shares of each Series held from time to time by each Shareholder.

SECTION 3.  INVESTMENTS IN THE TRUST

The  Trustees may accept or reject  investments  in the Trust and in each Series from such persons,  at such times, and on such terms and for such consideration, not  inconsistent  with the 1940 Act,  as they from  time to time  authorize  or determine.  The Trustees may authorize any distributor,  principal  underwriter, custodian,  transfer agent, or other person to accept orders for the purchase of
Shares that conform to such  authorized  terms and to reject any purchase orders for Shares whether or not conforming to such authorized terms.

SECTION 4.  STATUS OF SHARES AND LIMITATION OF PERSONAL LIABILITY

Shares shall be deemed to be personal  property  giving only the rights provided in this instrument.  Every  Shareholder by virtue of having become a Shareholder shall be held to have  expressly  assented and agreed to the terms hereof and to have become a party hereto.  The death of a Shareholder  during the existence of
the  Trust  shall  not  operate  to  terminate   the  Trust,   nor  entitle  the
representative  of any  deceased  Shareholder  to an  accounting  or to take any action in court or  elsewhere  against the Trust or the  Trustees,  but entitles such representative  only to the rights of said deceased  Shareholder under this
Trust.  Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust  property or right to call for a partition or division of the same or for an accounting , nor shall the ownership of Shares constitute the Shareholders as partners. Neither the Trust nor the Trustees, nor any  officer,  employee  nor  agent of the  Trust  shall  have any power to bind personally any  Shareholders,  nor, except as specifically  provided herein,  to call upon any  Shareholder  for the  payment  of any sum of money or  assessment whatsoever  other than such as the Shareholder may at any time personally  agree to pay.

SECTION 5.  POWER OF TRUSTEES TO CHANGE PROVISIONS RELATING TO SHARES

Notwithstanding  any other  provision of this  Declaration  of Trust and without limiting the power of the Trustees to amend the Declaration of Trust as provided elsewhere herein, the Trustees shall have the power to amend this Declaration of
Trust,  at any time and from time to time,  in such manner as the  Trustees  may determine in their sole discretion,  without the need for Shareholder action, so as to add to, delete, replace or otherwise modify any provisions relating to the
Shares contained in this Declaration of Trust, provided that before adopting any such amendment without Shareholder approval the Trustees shall determine that it is consistent with the fair and equitable  treatment of all Shareholders or that
Shareholder  approval  is not  otherwise  required  by  the  1940  Act or  other applicable law.

Without  limiting the  generality  of the  foregoing,  the Trustees may, for the above-stated purposes, amend the Declaration of Trust to:

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(a)  create one or more Series of Shares or Classes  thereof (in addition to any
     Series or Classes  already  existing  or  otherwise)  with such  rights and preferences and such eligibility requirements for investment therein as the
     Trustees shall  determine and reclassify any or all  outstanding  Shares as shares of particular  Series or Classes in accordance with such eligibility requirements;

(b)  amend any of the  provisions  set forth in  paragraphs  (a)  through (i) of
     Section 6 of this Article III;

(c)  combine one or more Series of Shares into a single  Series,  or one or more
     Classes of a Series into a single  Class,  on such terms and  conditions as the Trustees shall determine;

(d)  change or eliminate any eligibility  requirements  for investment in Shares of any Series or Classes thereof,  including without limitation, to provide for the issue of Shares of any  Series  in  connection  with any  merger or consolidation of the Trust with another trust or company or any acquisition by the Trust of part or all of the  assets of another  trust or  investment company;

(e)  change the designation of any Series of Shares or Classes;

(f)  change the  method of  allocating  dividends  among the  various  Series of
     Shares;

(g)  allocate any specific  assets or  liabilities  of the Trust or any specific items of income or  expense  of the Trust to one or more  Series of Shares;
     and

(h)  specifically  allocate  assets to any or all Series of Shares or create one or more  additional  Series of Shares  which are  preferred  over all other
     Series of Shares in respect of assets specifically allocated thereto or any dividends  paid  by the  Trust  with  respect  to any net  income,  however determined,  earned from the investment and  reinvestment  of any assets so allocated or otherwise  and provide for any special  voting or other rights with respect to such Series.

SECTION 6.  ESTABLISHMENT AND DESIGNATION OF SERIES AND CLASSES

The  establishment  and designation of any Series of Shares, or Classes thereof, shall be effective upon  resolution by a majority of the then Trustees,  setting forth such establishment and designation and the relative rights and preferences of such Series,  or as otherwise  provided in such  resolution or as provided by reference  to, or approval of,  another  document  that sets forth such relative rights and preferences of the Shares of such Series or Class. Such establishment and designation  shall be set forth in an amendment to this Declaration of Trust by execution of a new Schedule A to this Declaration of Trust.

Shares of each Series, or Classes thereof,  established pursuant to this Section
6, unless otherwise  provided in the resolution  establishing  such Series or as modified by the Multiple  Class Plan adopted by the Trustees in accordance  with applicable  law,  as  amended  or  replaced  from time to time,  shall  have the following rights and preferences:

(a)  ASSETS BELONGING TO SERIES. All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested,  all income,  earnings, profits,  and proceeds  thereof from whatever  source  derived,  including, without  limitation,  any  proceeds  derived  from the  sale,  exchange  or liquidation  of such  assets,  and any funds or payments  derived  from any

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     reinvestment  of such  proceeds  in  whatever  form the same may be,  shall irrevocably  belong to that Series for all  purposes,  subject  only to the rights of creditors,  shall be so recorded upon the books of account of the
     Trust, and are herein referred to as "assets  belonging to" that Series. In the event that there are any assets, income, earnings, profits and proceeds thereof,  funds or payments which are not readily identifiable as belonging to any particular  Series  (collectively  "General  Assets"),  the Trustees shall  allocate such General Assets to, between or among any one or more of the  Series  in such  manner  and on such  basis  as they,  in  their  sole discretion,  deem fair and equitable, and any General Asset so allocated to a particular  Series shall belong to that Series.  Each such  allocation by the Trustees shall be conclusive and binding upon the  Shareholders  of all
     Series for all purposes.

(b)  LIABILITIES  BELONGING TO SERIES.  The assets  belonging to each particular
     Series  shall be charged  with the  liabilities  of the Trust in respect to that Series and all expenses,  costs, charges and reserves  attributable to that Series, and any general liabilities of the Trust which are not readily identifiable  as belonging to any particular  Series shall be allocated and charged by the  Trustees to and among any one or more of the Series in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. The liabilities,  expenses,  costs, charges, and reserves so charged to a Series are herein  referred to as  "liabilities  belonging to"
     that Series. Each allocation of liabilities,  expenses,  costs, charges and
     reserves  by  the  Trustee  shall  be  conclusive   and  binding  upon  the
     Shareholders of all Series for all purposes.  Under no circumstances  shall the assets allocated or belonging to any particular  Series be charged with liabilities attributable to any other Series. All persons who have extended credit which has been allocated to particular  Series,  or who have a claim or contract which has been allocated to any particular  Series,  shall look only to the assets of that  particular  Series for payment of such  credit, claim, or contract.

(c)  INCOME,  DISTRIBUTIONS,  AND  REDEMPTIONS.  The  Trustees  shall  have full discretion,  to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such  determination and allocation shall be conclusive and binding upon the
     Shareholders.  Notwithstanding  any other  provision  of this  Declaration, including,  without  limitation,  Article VI, no  dividend or  distribution
     (including,  without limitation,  any distribution paid upon termination of the  Trust  or of any  Series)  with  respect  to,  nor any  redemption  or repurchase  of,  the Shares of any Series  shall be  effected  by the Trust other  than  from the  assets  belonging  to such  Series,  nor,  except as specifically  provided  in  Section  7  of  this  Article  III,  shall  any
     Shareholder  of any  particular  Series  otherwise  have any right or claim against the assets  belonging to any other Series except to the extent that such  Shareholder  has such a right or claim  hereunder as a Shareholder of such other Series.

(d)  VOTING.  All Shares of the Trust  entitled  to vote on a matter  shall vote separately by Series.  That is, the  Shareholders of each Series shall have the right to approve or  disapprove  matters  affecting  the Trust and each respective  Series as if the Series  were  separate  companies.  There are, however,  two exceptions to voting by separate  Series.  First, if the 1940
     Act requires all Shares of the Trust to be voted in the  aggregate  without differentiation  between the  separate  Series,  then all Series shall vote together.  Second, if

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     any matter affects only the interests of some but not all Series, then only such affected Series shall be entitled to vote on the matter.

(e)  EQUALITY. All the Shares of each particular Series shall represent an equal proportionate  interest in the assets  belonging to that Series (subject to the liabilities belonging to that Series), and each Share of any particular
     Series shall be equal to each other Share of that Series.

(f)  FRACTIONS. Any fractional Share of a Series shall carry proportionately all the rights  and  obligations  of a whole  share of that  Series,  including rights with  respect to voting,  receipt of  dividends  and  distributions, redemption of Shares and termination of the Trust.

(g)  EXCHANGE  PRIVILEGE.  The Trustees shall have the authority to provide that the holders of Shares of any Series  shall have the right to exchange  said
     Shares for Shares of one or more other Series of Shares in accordance  with such requirements and procedures as may be established by the Trustees.

(h)  COMBINATION OF SERIES.  The Trustees shall have the authority,  without the approval of the  Shareholders  of any Series unless  otherwise  required by applicable law, to combine the assets and liabilities  belonging to any two or more Series into assets and liabilities belonging to a single Series.

(i)  ELIMINATION OF SERIES. At any time that there are no Shares  outstanding of any particular Series previously  established and designated,  the Trustees may amend this  Declaration  of Trust to abolish that Series and to rescind the establishment and designation thereof, such amendment to be effected in the manner provided pursuant to Section 5 of this Article III.

SECTION 7.  INDEMNIFICATION OF SHAREHOLDERS

In case any  Shareholder  or former  Shareholder  shall be held to be personally liable solely by reason of his or her being or having been a Shareholder and not because  of his  or her  acts  or  omissions  or for  some  other  reasons,  the
Shareholder   or  former   Shareholder   (or  his  or  her   heirs,   executors,
administrators,  or other legal  representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the Trust to be held harmless from and indemnified  against all loss and expense arising from such liability.

                                   ARTICLE IV
                                  THE TRUSTEES

SECTION 1.  NUMBER, ELECTION AND TENURE

(a)  Number.  Immediately  following  adoption  of  this  Amended  and  Restated
     Declaration  of the Trust,  the eight (8) Trustees of the Trust and or each
     Series  hereunder  shall remain the  Trustees in office upon its  adoption:
     Albert A. Eisenstat,  Ronald J. Gilson,  Kathryn A. Hall, William M. Lyons,
     Myron S. Scholes,  Kenneth E. Scott, John B. Shoven, and Jeanne D. Wohlers.
     Hereafter,  the number of  Trustees  may be changed  from time to time by a written instrument signed by a majority of the Trustees, provided, however, that the  number of  Trustees  shall in no event be less than three (3) nor more than fifteen (15).

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(b)  Removal and  Vacancies.  Subject to the 1940 Act,  the  Trustees may (i) by
     vote of a majority of the remaining Trustees fill vacancies in the Trustees or (ii) remove  Trustees with or without cause by vote of a majority of the
     Independent  Trustees  if  the  Trustee  to be  removed  is an  Independent
     Trustee,  or by  vote of the  Trustees  who are  "interested  persons"  (as defined in the 1940 Act) if the  Trustee  to be removed is an  "interested"
     Trustee.  The selection and nomination of Independent Trustees is committed solely  to the  discretion  of a  Nominating  Committee  consisting  of all sitting  Independent  Trustees,  except  where  the  remaining  Trustee  or
     Trustees are "interested persons".

(c)  Term.  Each Trustee shall serve during the continued  lifetime of the Trust until such Trustee dies, resigns, reaches retirement age or is removed, or, if sooner, until the next meeting of Shareholders called for the purpose of
     electing   Trustees  and  until  the  election  and  qualification  of  his successor.

(d)  Resignation.  Any  Trustee  may  resign at any time by  written  instrument signed by him and  delivered to any officer of the Trust or to a meeting of the  Trustees.  Such  resignation  shall be effective  upon receipt  unless specified  to be  effective  at  some  other  time.  Except  to the  extent expressly  provided  in a written  agreement  with the  Trust,  no  Trustee resigning and no Trustee  removed shall have any right to any  compensation for any  period  following  his  resignation  or  removal,  or any right to damages on account of such removal.

(e)  Election  by  Shareholders.   At  the  discretion  of  the  Trustees,   the
     Shareholders  may fix the  number of  Trustees  and elect  Trustees  at any meeting of  Shareholders  called by a  majority  of the  Trustees  for that purpose.

SECTION 2.  EFFECT OF DEATH, RESIGNATION, ETC. OF A TRUSTEE

The death, declination,  resignation,  retirement, removal, or incapacity of the
Trustees,  or any of them, shall not operate to annul the Trust or to revoke any existing  agency  created  pursuant to the terms of this  Declaration  of Trust.
Whenever a vacancy in the number of Trustees shall occur,  until such vacancy is filled as provided in Article IV, Section 1, the Trustees in office,  regardless of their  number,  shall have all the powers  granted to the  Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration of Trust.
A written  instrument  certifying  the  existence  of such  vacancy  signed by a majority of the Trustees shall be conclusive evidence of such vacancy.

SECTION 3.  POWERS

Subject to the  provisions  of this  Declaration  of Trust,  the business of the
Trust shall be managed by the Trustees, and they shall have all powers necessary or convenient to carry out that responsibility  including the power to engage in securities  transactions of all kinds on behalf of the Trust.  Without  limiting the  foregoing,  the  Trustees  may  adopt  Bylaws  not  inconsistent  with this
Declaration of Trust  providing for the regulation and management of the affairs of the Trust and may amend and repeal them to the extent that such Bylaws do not reserve that right to the  Shareholders;  in  accordance  with Section 1 of this
Article  they may fill  vacancies  in and  increase  or  reduce  the  number  of
Trustees, they may elect and remove such officers and appoint and

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terminate such agents as they consider appropriate;  they may appoint from their own number and establish and terminate one or more committees  consisting of two or more Trustees  which may exercise the powers and authority of the Trustees to the extent that the Trustees  determine;  they may employ one or more custodians of the  assets  of the  Trust  and  may  authorize  such  custodians  to  employ subcustodians  and to  deposit  all or any part of such  assets  in a system  or systems for the central  handling of securities or with a Federal  Reserve Bank, retain a transfer agent or a shareholder  servicing agent, or both,  provide for the  distribution  of  Shares  by  the  Trust,  through  one or  more  principal
underwriters  or  otherwise,   set  record  dates  for  the   determination   of
Shareholders  with  respect to various  matters,  and in general  delegate  such authority  as they  consider  desirable  to any  officer  of the  Trust,  to any committee  of the  Trustees  and to any agent or employee of the Trust or to any
such  custodian,   transfer  or  Shareholder   servicing   agent,  or  principal
underwriter.  Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive.  In construing the provisions of this  Declaration of Trust,  the presumption  shall be in favor of a grant of power to the Trustees.

Without limiting the foregoing and to the extent not inconsistent  with the 1940
Act or other applicable law, the Trustees shall have power and authority for and on behalf of the Trust and each separate Series established hereunder:

(a)  to invest and reinvest cash, to hold cash uninvested, and to subscribe for, invest in, reinvest in, purchase or otherwise  acquire,  own, hold, pledge, sell, assign, transfer, exchange,  distribute, lend or otherwise deal in or dispose of contracts for the future acquisition or delivery of fixed income or other  securities,  and  securities of every nature and kind,  including without limitation,  all types of bonds, debentures,  stocks, negotiable or
     non-negotiable   instruments,   obligations,   evidences  of  indebtedness,
     certificates  of  deposit or  indebtedness,  commercial  paper,  repurchase agreements,  bankers acceptances, and other securities of any kind, issued, created,  guaranteed,  or  sponsored  by any  and all  persons,  including, without  limitation,  states,  territories,  and  possessions of the United
     States and the District of Columbia and any political subdivision,  agency, or  instrumentality of the U.S.  Government,  any foreign government or any political subdivision of the U.S. Government or any foreign government,  or any international  instrumentality,  or by any bank or savings institution, or by any  corporation  or  organization  organized  under  the laws of the
     United States or of any state,  territory, or possession thereof, or by any corporation or  organization  organized  under any foreign law, or in "when issued" contracts for any such securities, to change the investments of the assets  of the  Trust;  and to  exercise  any and all  rights,  powers  and privileges  of  ownership  or  interest  in  respect  of any and  all  such investments of every kind and description,  including,  without limitation, the right to consent and otherwise act with respect thereto,  with power to designate one or more persons,  firms,  associations,  or  corporations  to exercise any of said rights,  powers,  and  privileges in respect of any of said instruments;

(b)  to sell, exchange,  lend, pledge,  mortgage,  hypothecate,  lease, or write options with respect to or otherwise deal in any property  rights  relating to any or all of the assets of the Trust;

(c)  to vote or give assent,  or exercise any rights of ownership,  with respect to stock or other  securities  or  property;  and to  execute  and  deliver proxies or powers of  attorney  to such  person or persons as the  Trustees shall  deem  proper,  granting  to such  person or  persons

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     such power and  discretion  with  relation to securities or property as the
     Trustees shall deem proper;

(d)  to exercise  powers and rights of  subscription  or otherwise  which in any manner arise out of ownership of securities;

(e)  to hold any  security  or  property  in a form not  indicating  any  trust, whether in bearer,  unregistered  or other  negotiable  form, or in its own name or in the name of a custodian or subcustodian or a nominee or nominees or otherwise;

(f)  to  consent  to  or  participate  in  any  plan  for  the   reorganization,
     consolidation  or merger of any corporation or issuer of any security which is held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of  property  by such  corporation  or issuer;  and to pay calls or subscriptions with respect to any security held in the Trust;

(g)  to join  with  other  security  holders  in  acting  through  a  committee, depositary,  voting trustee or otherwise, and in that connection to deposit any  security  with,  or  transfer  any  security  to, any such  committee, depositary  or trustee,  and to  delegate to them such power and  authority with relation to any security  (whether or not so deposited or transferred)
     as the Trustees  shall deem proper,  and to agree to pay, and to pay,  such portion of the expenses and  compensation of such committee,  depositary or trustee as the Trustees shall deem proper;

(h)  to compromise,  arbitrate or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including but not limited to claims for taxes;

(i)  to enter into joint ventures, general or limited partnerships and any other combinations or associations;

(j)  to borrow funds or other property;

(k)  to endorse or guarantee  the payment of any notes or other  obligations  of any person;  to make  contracts  of guaranty or  suretyship,  or  otherwise assume liability for payment thereof;

(l)  to purchase and pay for entirely out of Trust  property  such  insurance as they may deem  necessary or  appropriate  for the conduct of the  business, including,  without  limitation,  insurance policies insuring the assets of the Trust or  payment  of  distributions  and  principal  on its  portfolio investments,  and insurance  policies insuring the Shareholders,  Trustees, officers,  employees,  agents, investment advisors, principal underwriters, or independent  contractors of the Trust,  individually  against all claims and  liabilities  of every  nature  arising by reason of holding,  being or having held any such office or position, or by reason of any action alleged to have been  taken or  omitted  by any such  person as  Trustee,  officer, employee, agent, investment advisor, principal underwriter,  or independent contractor, including any action taken or omitted that may be determined to constitute  negligence,  whether  or not the Trust  would have the power to indemnify such person against liability;

(m)  to pay  pensions  as  deemed  appropriate  by the  Trustees  and to  adopt, establish  and  carry  out  pension,  profit-sharing,  share  bonus,  share purchase,  savings,  thrift and other  retirement,  incentive  and  benefit plans,  trusts and  provisions,  including the purchasing of

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     life  insurance  and  annuity  contracts  as  a  means  of  providing  such retirement and other  benefits,  for any or all of the Trustees,  officers, employees and agents of the Trust; and

(n)  in general, to carry on any other business in connection with or incidental to any of the foregoing  powers,  to do everything  necessary,  suitable or proper  for the  accomplishment  of any  purpose or the  attainment  of any object or the furtherance of any power hereinbefore set forth, either alone or in  association  with  others,  and  to do  every  other  act  or  thing incidental  or  appurtenant  to or  growing  out of or  connected  with the aforesaid business or purposes, objects or powers.

The Trustees  shall not be limited to investing in obligations  maturing  before the  possible  termination  of the  Trust or any  Series or Class  thereof.  The
Trustees  shall not in any way be bound or limited by any  present or future law or custom in regard to  investment  by  fiduciaries.  The Trustees  shall not be required  to obtain any court order to deal with any assets of the Trust or take any other action hereunder.

SECTION 4.  PAYMENT OF EXPENSES BY THE TRUST

The Trustees are  authorized  to pay or cause to be paid out of the principal or income of the Trust, or partly out of the principal and partly out of income, as they deem fair, all expenses,  fees, charges,  taxes and liabilities incurred or arising in  connection  with the Trust,  or in  connection  with the  management thereof,  including,  but not limited to, the  Trustees'  compensation  and such expenses  and charges  for the  services  of the  Trust's  officers,  employees,
investment  advisor  or  manager,  principal  underwriter,   auditors,  counsel,
custodian, transfer agent, shareholder servicing agent, and such other agents or independent  contractors and such other expenses and charges as the Trustees may deem necessary or proper to incur.

SECTION 5.  PAYMENT OF EXPENSES BY SHAREHOLDERS

The Trustees shall have the power, as frequently as they may determine, to cause each Shareholder, or each Shareholder of any particular Series, to pay directly, in  advance or  arrears,  for  charges of the  Trust's  custodian  or  transfer, shareholder servicing or similar agent, an amount fixed from time to time by the
Trustees,  by setting off such charges due from such  Shareholder  from declared but unpaid  dividends  owed such  Shareholder  and/or by reducing  the number of shares  in the  account  of such  Shareholder  by  that  number  of full  and/or fractional  Shares which  represents the outstanding  amount of such charges due from such Shareholder.

SECTION 6.  OWNERSHIP OF ASSETS OF THE TRUST

Title to all of the  assets of the Trust  shall at all  times be  considered  as vested in the Trustees.

SECTION 7.  SERVICE CONTRACTS

(a)  Subject to such  requirements  and  restrictions as may be set forth in the
     1940 Act, or any rules or regulations  adopted  thereunder,  or the Bylaws, the Trustees may, at any time and from time to time, contract for exclusive or nonexclusive  advisory and/or  management  services for the Trust or for any Series with American Century Investment  Management,  Inc. or any other corporation,  trust, association or other organization (the "Advisor"); and

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     any  such  contract  may  contain  such  other  terms as the  Trustees  may determine,  including  without  limitation,  authority  for the  Advisor to determine  from time to time without prior  consultation  with the Trustees what  investments  shall be  purchased,  held,  sold or exchanged  and what portion, if any, of the assets of the Trust shall be held uninvested and to make changes in the Trust's  investments.  The Trustees may  authorize  the
     Advisor  to employ  one or more  sub-advisors  from time to time to perform such of the acts and  services  of the  Advisor,  and upon  such  terms and conditions, as may be agreed upon between the Advisor and such sub-advisor.

(b)  The Trustees may also, at any time and from time to time, contract with any corporation,  trust,  association,  or other  organization,  appointing  it exclusive or  nonexclusive  distributor  or principal  underwriter  for the
     Shares of any, some, or all of the Series. Every such contract shall comply with such  requirements and restrictions as may be set forth in the Bylaws;
     and any such  contract  may contain  such other terms as the  Trustees  may determine.

(c)  The  Trustees  are also  empowered,  at any time and from time to time,  to
     contract   with   any   corporations,   trust,   associations,   or   other
     organizations,   appointing  it  or  them  the  transfer   agent(s)  and/or
     shareholders servicing agent(s) for the Trust or one or more of the Series.
     Specifically,  the  Trustees  are  empowered to contract or join with other investment  companies  managed by the  Trust's  investment  advisor to have transfer agency and/or shareholder  servicing  activities performed jointly by such  investment  companies  and  their  employees  with an  appropriate allocation  between the  investment  companies of the costs and expenses of providing  such  services.  Every  such  contract  shall  comply  with such requirements  and  restrictions  as may  be set  forth  in  the  Bylaws  or stipulated by resolution of the Trustees.

(d)  The fact that:

     (i)  any of the  Shareholders,  Trustees,  or  officers  of the  Trust is a shareholder,  director,  officer, partner, trustee, employee, manager, advisor,  principal underwriter,  distributor or affiliate or agent of or for any corporation,  trust, association, or other organization, or for any parent or affiliate of any organization with which an advisory or management  contract,  or principal  underwriter's or distributor's contract, or transfer,  shareholder servicing or other agency contract may have been or may hereafter be made, or that any such organization, or  any  parent  or  affiliate  thereof,  is a  Shareholder  or has an interest in the Trust, or that

     (ii) any corporation,  trust,  association or other organization with which an  advisory or  management  contract or  principal  underwriter's  or distributor's  contract,  or transfer,  shareholder servicing or other agency  contract  may have been or may  hereafter  be made also has an
          advisory  or  management  contract,  or  principal   underwriter's  or
          distributor's  contract,  or transfer,  shareholder servicing or other
          agency  contract  with  one  or  more  other   corporations,   trusts,
          associations,  or  other  organizations,  or  has  other  business  or interests,

     shall not  affect the  validity  of any such  contract  or  disqualify  any
     Shareholder,  Trustee or officer of the Trust from voting upon or executing the same or create  any  liability  or  accountability  to the Trust or its
     Shareholders.

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                                    ARTICLE V
                    SHAREHOLDERS' VOTING POWERS AND MEETINGS

SECTION 1.  VOTING POWERS

Subject to the provisions of Article III, Section 6(d), the  Shareholders  shall have power to vote only (i) for the  election of Trustees as provided in Article
IV, Section 1, (ii) to the same extent as the  stockholders  of a  Massachusetts business  corporation  as to whether or not a court action,  proceeding or claim should or should not be brought or maintained  derivatively or as a class action on  behalf  of  the  Trust  or  the  Shareholders,  (iii)  with  respect  to the termination  of the Trust or any Series to the extent and as provided in Article
VIII,  Section 4, and (iv) with respect to such additional  matters  relating to the Trust as may be required  by this  Declaration  of Trust,  the Bylaws or any registration  of the Trust with the Commission (or any successor  agency) or any state, or as the Trustees may consider necessary or desirable.  A Shareholder of each Series shall be entitled to one vote for each dollar of net asset value per
Share of such  Series,  on any matter on which such  Shareholder  is entitled to vote and each  fractional  dollar  amount  shall be entitled to a  proportionate fractional  vote. All references in this Declaration of Trust or the Bylaws to a vote of, or the holders of, a  percentage  of Shares shall mean a vote of or the holders of that  percentage  of total  votes  representing  dollars of net asset value of a  Series  or of the  Trust,  as the  case  may be.  There  shall be no cumulative voting in the election of Trustees.  Shares may be voted in person or by proxy. A proxy with respect to Shares held in the name of two or more persons shall be valid if  executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific  written notice to the contrary from any one of them. A proxy  purporting to be executed by or on behalf of a Shareholder shall be deemed  valid  unless  challenged  at or prior to its  exercise and the burden of proving  invalidity shall rest on the challenger.  At any time when no
Shares of a Series are  outstanding,  the  Trustees  may  exercise all rights of
Shareholders of that Series with respect to matters affecting that Series,  take any action required or permitted by law, this Declaration of Trust or the Bylaws to be taken by the Shareholders.

SECTION 2.  VOTING POWER AND MEETINGS

No annual or regular meetings of Shareholders are required.  Special meetings of the  Shareholders  may be called by the  Trustees  for the  purpose of  electing
Trustees as provided in Article IV, Section 1 and for such other purposes as may be prescribed  by law, by this  Declaration  of Trust or by the Bylaws.  Special meetings of the  Shareholders  may also be called by the  Trustees  from time to time for the  purpose  of  taking  action  upon any other  matter  deemed by the
Trustees to be necessary or desirable.  A meeting of Shareholders may be held at any  place  designated  by  the  Trustees.  Written  notice  of any  meeting  of
Shareholders shall be given or caused to be given by the Trustees as provided in the  Bylaws.  Whenever  notice  of a  meeting  is  required  to  be  given  to a
Shareholder  under this  Declaration  of Trust or the Bylaws,  a written  waiver thereof,  executed  before  or after  the  meeting  by such  Shareholder  or his attorney thereunto  authorized and filed with the records of the meeting,  shall be deemed equivalent to such notice.

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SECTION 3.  QUORUM AND REQUIRED VOTE

Except when a larger quorum is required by  applicable  law, by the Bylaws or by this  Declaration of Trust,  forty percent (40%) of the Shares  entitled to vote shall  constitute  a quorum  at a  Shareholders'  meeting.  When any one or more
Series is to vote as a single class  separate from any other Shares which are to vote on the same matters as a separate class or classes,  forty percent (40%) of the Shares of each such Series  entitled to vote shall  constitute a quorum at a
Shareholders'  meeting  of that  Series.  Any  meeting  of  Shareholders  may be adjourned  from time to time by a majority of the votes  properly  cast upon the question,  whether or not a quorum is  present,  and the  meeting may be held as adjourned  within a reasonable time after the date set for the original  meeting without further notice.  Subject to the provisions of Article III, Section 6(d), when a quorum is present at any  meeting,  a majority of the Shares  voted shall decide any questions and a plurality shall elect a Trustee, except when a larger vote is required by any provision of this  Declaration of Trust or the Bylaws or by applicable law.

SECTION 4.  ACTION BY WRITTEN CONSENT

Subject to the provisions of the 1940 Act, any action taken by Shareholders  may be taken without a meeting in accordance with the provisions of the Bylaws. Such consent  shall be  treated  for all  purposes  as a vote  taken at a meeting  of
Shareholders.

SECTION 5.  RECORD DATES

For the purpose of determining  the  Shareholders of any Series who are entitled to vote or act at any meeting or any adjournment  thereof, the Trustees may from time to time fix a time, in accordance with the provisions of the Bylaws, as the record date for determining the  Shareholders of such Series having the right to notice of and to vote at such meeting and any adjournment  thereof,  and in such case only  Shareholders  of record on such  record  date shall have such  right, notwithstanding  any  transfer  of shares  on the  books of the Trust  after the record date. For the purpose of determining  the  Shareholders of any Series who are entitled to receive  payment of any  dividend or of any other  distribution, the  Trustees  may from time to time fix a date,  which shall be before the date for the payment of such dividend or such other  payment,  as the record date for determining  the  Shareholders  of such Series  having the right to receive such dividend or  distribution.  Without  fixing a record date the  Trustees  may for voting and/or distribution purposes close the register or transfer books for one or more  Series  for all or any part of the period  between a record  date and a meeting  of  Shareholders  or the  payment  of a  distribution.  Nothing in this section  shall be construed as precluding  the Trustees  from setting  different record dates for different Series.

SECTION 6.  ADDITIONAL PROVISIONS

The Bylaws may include further  provisions for Shareholders'  votes and meetings and related matters.

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                                   ARTICLE VI
                 NET ASSET VALUE, DISTRIBUTIONS, AND REDEMPTIONS

SECTION 1.  DETERMINATION OF NET ASSET VALUE, NET INCOME, AND DISTRIBUTIONS

(a)  The net asset value of each  outstanding  Share of each Series of the Trust shall be  determined on such days and at such time or times as the Trustees may  determine.  The method of  determination  of net asset  value shall be determined by the Trustees and shall be as set forth in the  Prospectus and
     Statement of Additional Information  constituting parts of the Registration
     Statement of the Trust under the Securities Act of 1933 as such  Prospectus and Statement of Additional Information may be amended and supplemented and filed with the Commission from time to time. The power and duty to make the daily  calculations may be delegated by the Trustees to any Advisor or such other person as the Trustees by resolution may determine.  The Trustees may suspend the daily  determination of net asset value to the extent permitted by the 1940 Act.

(b)  Subject to Article III, Section 6 hereof,  the Trustees,  in their absolute discretion,  may  prescribe  and shall set forth in the Bylaws or in a duly adopted resolution of the Shares of any Series the net income  attributable to the Shares of any Series,  or the  declaration  and payment of dividends and  distributions on the Shares of any Series,  as they may deem necessary or desirable.

SECTION 2.  REDEMPTIONS AND REPURCHASES

The Trust  shall  purchase  such Shares as are  offered by any  Shareholder  for redemption,  upon the presentation of a proper  instrument of transfer  together with a request  directed to the Trust or a person  designated  by the Trust that the Trust purchase such Shares or in accordance  with such other  procedures for redemption as the Trustees may from time to time  authorize;  and the Trust will pay therefor the net asset value thereof,  as determined in accordance  with the
Bylaws  and  applicable  law,  next  determined  under  the 1940  Act,  less any applicable  deferred sales charges and/or fees. Payment for said Shares shall be made by the Trust to the  Shareholder  within seven days after the date on which the request is made in proper form.  The  obligation set forth in this Section 2 is subject to the  provision  that in the event that any time the New York Stock
Exchange is closed for other than  weekends or holidays,  or if permitted by the rules  of the  Commission,  during  periods  when  trading  on the  Exchange  is restricted or during any emergency which makes it impracticable for the Trust to dispose of the investments of the applicable  Series or to determine  fairly the value of the net assets  belonging  to such  Series or during  any other  period permitted by order of the  Commission  for the  protection  of  investors,  such obligation may be suspended or postponed by the Trustees.

SECTION 3.  REDEMPTIONS AT THE OPTION OF THE TRUST

The Trust shall have the right at its option and at any time to redeem Shares of any Shareholder at the net asset value thereof as described in Section 1 of this
Article VI if: (i) the value of such shares in the  account of such  Shareholder is less than minimum  investment amounts applicable to that account as set forth in the Trust's then-current  registration  statement under the 1940 Act, or (ii)
the Shareholder  fails to furnish the Trust with the holder's  correct  taxpayer identification  number or social security number and to make such certifications with respect thereto as the

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Trust may require; provided, however, that any such redemptions shall be subject to such  further  terms and  conditions  as the  Trustees  may from time to time adopt.

SECTION 4.  SUSPENSION OF THE RIGHT OF REDEMPTION

The Trustees may declare a suspension of the right of redemption or postpone the date of payment as  permitted  under the 1940 Act.  Such  suspension  shall take effect at such time as the Trustees shall specify,  but not later than the close of business on the business day following the  declaration  of  suspension,  and thereafter  there shall be no right of  redemption of payment until the Trustees shall declare the suspension at an end. In the case of a suspension of the right of redemption,  a Shareholder  may either withdraw the request for redemption or receive  payment  based on the net  asset  value per  Share  existing  after the termination  of the  suspension.  In the event that any  Series is divided  into
Classes,  the provisions of this Section, to the extent applicable as determined in the discretion of the Trustees and consistent  with  applicable  laws, may be equally applied to each such Class.

                                   ARTICLE VII
              COMPENSATION AND LIMITATION OF LIABILITY OF TRUSTEES

SECTION 1.  COMPENSATION

The  Independent  Trustees as such shall be entitled to reasonable  compensation from the Trust, and they may fix the amount of such compensation. Nothing herein shall in any way prevent the employment of any Trustee for advisory, management, legal, accounting, investment banking or other services and payment for the same by the Trust.

SECTION 2.  LIMITATION OF LIABILITY

The Trustees  shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee,  manager or Principal Underwriter of the Trust,  nor shall any Trustee be responsible  for the act or omission of any other Trustee,  but nothing herein  contained  shall protect any Trustee against any  liability  to which he would  otherwise  be  subject  by reason of  willful misfeasance,  bad faith,  gross  negligence or reckless  disregard of the duties involved in the conduct of his office.

Every note,  bond,  contract,  instrument,  certificate or undertaking and every other act or thing  whatsoever  issued,  executed or done by or on behalf of the
Trust or the  Trustees  or any of them in  connection  with the  Trust  shall be conclusively  deemed  to have  been  issued,  executed  or done  only in or with respect to their or his  capacity as Trustees or Trustee,  and such  Trustees or
Trustee shall not be personally liable thereon.

SECTION 3.  INDEMNIFICATION

The Trustees shall be entitled and empowered to the fullest extent  permitted by law to purchase  insurance for and to provide by resolution or in the Bylaws for indemnification  out  of  Trust  assets  for  liability  and  for  all  expenses reasonably  incurred  or paid or  expected to be paid by a Trustee or officer in connection  with any  claim,  action,  suit or  proceeding  in which he  becomes involved  by virtue of his  capacity  or former  capacity  with the  Trust.  The provisions, including any

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exceptions  and  limitations  concerning  indemnification,  may be set  forth in detail in the Bylaws or in a resolution of the Trustees.

                                  ARTICLE VIII
                                  MISCELLANEOUS

SECTION 1.  TRUSTEES, SHAREHOLDERS, ETC. NOT PERSONALLY LIABLE; NOTICE

All persons  extending  credit to,  contracting with or having any claim against the Trust or any Series  shall look only to the assets of the Trust,  or, to the extent  that the  liability  of the  Trust may have been  expressly  limited  by contract to the assets of a particular  Series,  only to the assets belonging to the  relevant  Series,  for payment  under such credit,  contract or claim;  and neither the  Shareholders  nor the  Trustees,  nor any of the Trust's  officers, employees or agents, whether past, present or future, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect any Trustee against any  liability  to which such  Trustee  would  otherwise be subject by reason or willful  misfeasance,  bad faith,  gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee.

Every note,  bond,  contract,  instrument,  certificate or  undertaking  made or issued on behalf of the Trust by the  Trustees,  by an  officer or  officers  or otherwise  may include a notice that this  Declaration  of Trust is on file with the Secretary of the Commonwealth of Massachusetts and may recite that the note, bond, contract, instrument,  certificate, or undertaking was executed or made by or on behalf of the Trust or by them as  Trustee  or  Trustees  or as officer or officers or otherwise  and not  individually  and that the  obligations  of such instrument are not binding upon any of them or the Shareholders individually but are  binding  only upon the assets and  property of the Trust or upon the assets belonging  to the Series for the benefit of which the  Trustees  have caused the note,  bond,  contract  instrument,  certificate  or  undertaking  to be made or issued, and may contain such further recital as he or they may deem appropriate, but the  omission of any such  recital  shall not operate to bind any Trustee or
Trustees  or  officer  or  officers  or   Shareholders   or  any  other   person
individually.

SECTION 2.  TRUSTEE'S GOOD FAITH ACTION, EXPERT ADVICE, NO BOND OR SURETY

The exercise by the Trustees of their powers and discretions  hereunder shall be binding upon everyone interested.  A Trustee shall be liable for his own willful misfeasance,  bad faith,  gross  negligence or reckless  disregard of the duties involved  in the conduct of the office of Trustee,  and for  nothing  else,  and shall not be liable for  errors of  judgment  or  mistakes  of fact or law.  The
Trustees may take advice of counsel or other experts with respect to the meaning and operation of this  Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice.  The  Trustees  shall not be required to give any bond as such,  nor any surety if a bond is required.

SECTION 3.  LIABILITY OF THIRD PERSONS DEALING WITH TRUSTEES

No  person  dealing  with the  Trustees  shall  be  bound  to make  any  inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the  application  of any payments made or property  transferred to the
Trust or upon its order.

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SECTION 4.  TERMINATION OF TRUST OR SERIES

Unless  terminated  as  provided  herein,   the  Trust  shall  continue  without
limitation of time.  The Trust may be terminated at any time by vote of at least two-thirds  (66-2/3%)  of the Shares of each  Series  entitled  to vote,  voting separately by Series,  or by the Trustees by written notice to the Shareholders.
Any  Series  may be  terminated  at any  time  by vote  of at  least  two-thirds
(66-2/3%) of the Shares of that Series or by the  Trustees by written  notice to the Shareholders of that Series.

Upon termination of the Trust (or any Series,  as the case may be), after paying or  otherwise  providing  for  all  charges,  taxes,  expenses  and  liabilities belonging,  severally, to each Series (or the applicable Series, as the case may
be), whether due or accrued or anticipated as may be determined by the Trustees, the Trust shall,  in accordance  with such  procedures as the Trustees  consider appropriate,  reduce the remaining assets belonging,  severally,  to each Series
(or the applicable Series, as the case may be), to distributable form in cash or shares or other  securities,  or any  combination  thereof,  and  distribute the proceeds belonging to each Series or the applicable Series, as the case may be), to the Shareholders of that Series, as a Series, ratably according to the number of  Shares  of that  Series  held by the  several  Shareholders  on the  date of termination.

SECTION 5.  MERGER AND CONSOLIDATION

The  Trustees may cause the Trust or one or more of its Series to be merged into or consolidated  with another Trust or company or the Shares  exchanged under or pursuant to any state or Federal  statute,  if any, or  otherwise  to the extent permitted  by law.  Such  merger  or  consolidation  or share  exchange  must be authorized  by vote of a majority  of the  outstanding  Shares of the Trust as a whole  or any  affected  Series,  as may be  applicable;  provided  that  in all respects not  governed by statute or  applicable  law,  the Trustees  shall have power to prescribe the procedure  necessary or  appropriate to accomplish a sale of assets, merger or consolidation.

SECTION 6.  FILING OF COPIES, REFERENCES, HEADINGS

The original or a copy of this instrument and of each amendment  hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder.  A copy of this instrument and of each amendment hereto shall be filed by the Trust with the  Secretary  of the  Commonwealth  of  Massachusetts  and with any other governmental office where such filing may from time to time be required.  Anyone dealing with the Trust may rely on a  certificate  by an officer of the Trust as to whether or not any such  amendments  have been made and as to any  matters in connection with the Trust hereunder; and, with the same effect as if it were the original,  may relay on a copy certified by an officer of the Trust to be a copy of this  instrument,  or of any such  amendments.  In this instrument and in any such  amendment,  references  to  this  instrument,  and  all  expressions  like
"herein,"  "hereof" and "hereunder," shall be deemed to refer to this instrument as amended or affected by any such  amendments.  Headings are placed  herein for convenience of reference only and shall not be taken as a part hereof or control or  affect  the  meaning,  construction  or  effect  of  this  instrument.  This instrument may be executed in any number of counterparts  each of which shall be deemed an original.

SECTION 7.  APPLICABLE LAW

This  Agreement and  Declaration of Trust is created under and is to be governed by and construed and  administered  according to the laws of the Commonwealth of
Massachusetts.  The Trust shall

                                                                         page 17

                                                            AMENDED AND RESTATED
AMERICAN CENTURY MUNICIPAL TRUST              AGREEMENT AND DECLARATION OF TRUST
--------------------------------------------------------------------------------

be of the type  commonly  called a  Massachusetts  business  trust,  and without limiting  the  provisions  hereof,  the Trust may  exercise all powers which are ordinarily exercised by such a trust.

SECTION 8.  AMENDMENTS

This Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees.

SECTION 9.  TRUST ONLY

It is the intention of the Trustees to create only the  relationship  of Trustee and beneficiary  between the Trustees and each Shareholder from time to time. It is not the  intention of the Trustees to create a general  partnership,  limited partnership,  joint stock  association,  corporation,  bailment,  or any form of legal relationship other than a trust. Nothing in this Agreement and Declaration of Trust shall be construed to make the  Shareholders,  either by  themselves or with the Trustees, partners or members of a joint stock association.

SECTION 10.  USE OF THE NAME "BENHAM" AND "AMERICAN CENTURY"

American Century Services  Corporation  ("ACSC") has consented to the use by the
Trust of the identifying  words or names "Benham" and "American  Century" in the names of the Trust and/or its various Series.  Such consent is conditioned  upon the  employment  of  ACSC,  its  successors  or any  affiliate  thereof,  as the
Advisor/Investment  Manager of the Trust. As between the Trust and itself,  ACSC controls the use of the name of the Trust insofar as such name contains "Benham"
and/or  "American  Century".  The  name or  identifying  words  "Benham"  and/or
"American  Century" may be used from time to time in other  connections  and for other purposes by ACSC or its affiliated entities. ACSC may require the Trust to cease using "Benham" or "American Century" in the name of the Trust if the Trust ceases to employ,  for any reason,  ACSC,  an  affiliate,  or any  successor  as
Advisor/Investment Manager of the Trust.

SECTION 11.  PROVISIONS IN CONFLICT WITH LAW OR REGULATIONS

(a)  The  provisions  of this  Amended  and  Restated  Declaration  of Trust are severable,  and,  if the  Trustees  shall  determine,  with the  advice  of counsel, that any of such provisions are in conflict with the 1940 Act, the regulated  investment  company  provisions of the Internal  Revenue Code or with other  applicable laws and  regulations,  the  conflicting  provisions shall be deemed never to have  constituted  a part of this  Declaration  of
     Trust;  provided,  however, that such determination shall not affect any of the remaining  provisions of this Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.

(b)  If any provision of this Amended and Restated Declaration of Trust shall be held invalid or  unenforceable  in any  jurisdiction,  such  invalidity  or unenforceability  shall pertain only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.

                                                                         page 18

                                                            AMENDED AND RESTATED
AMERICAN CENTURY MUNICIPAL TRUST              AGREEMENT AND DECLARATION OF TRUST
--------------------------------------------------------------------------------

     IN WITNESS  WHEREOF,  a majority of the Trustees as aforesaid do hereto set their hands this 26th day of March,  2004,  as an amendment and  restatement  of that Agreement and  Declaration of Trust  originally  executed on the 1st day of
May, 1984.

TRUSTEES OF THE AMERICAN CENTURY MUNICIPAL TRUST

/s/ Albert A. Eisenstat                      Kenneth E. Scott
---------------------------------            ---------------------------------
Albert A. Eisenstat                          Kenneth E. Scott

/s/ Ronald J. Gilson                         /s/ John B. Shoven
---------------------------------            ---------------------------------
Ronald J. Gilson                             John B. Shoven

/s/ William M. Lyons                         /s/ Kathryn A. Hall
---------------------------------            ---------------------------------
William M. Lyons                             Kathryn A. Hall

/s/ Myron S. Scholes                         /s/ Jeanne D. Wohlers
---------------------------------            ---------------------------------
Myron S. Scholes                             Jeanne D. Wohlers

                                                                         page 19

             AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
                         (RESTATED AS OF MARCH 26, 2004)

                                   SCHEDULE A

Pursuant to Article III,  Section 6, the Trustees hereby establish and designate the following  Series as Series of the Trust (and the Classes  thereof) with the relative rights and preferences as described in Section 6:

SERIES                                           CLASS           DATE OF ESTABLISHMENT
------                                           -----           ---------------------

Tax-Free Money Market Fund                  Investor Class            07/31/1984

Tax-Free Bond Fund                          Investor Class            07/31/1984
(formerly Intermediate-Term Tax-Free Fund)  Institutional Class       12/17/2002

High-Yield Municipal Fund                   Investor Class            12/15/1997
                                            A Class                   05/08/2002
                                            B Class                   05/08/2002
                                            C Class                   05/01/2001
                                            C Class II                05/08/2002

Florida Municipal Money Market Fund         Investor Class            04/11/1994

Florida Municipal Bond Fund                 Investor Class            04/11/1994
(formerly Florida Intermediate-Term         A Class                   02/27/2004
Municipal Fund)                             B Class                   02/27/2004
                                            C Class                   02/27/2004

Arizona Municipal Bond Fund                  Investor Class           04/11/1994
(formerly Arizona Intermediate-Term          A Class                  02/27/2004
Municipal Fund)                              B Class                  02/27/2004
                                             C Class                  02/27/2004

This  Schedule  A shall  supersede  any  previously  adopted  Schedule  A to the
Declaration of Trust.

                                                                      Schedule A